UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2026

ETHOS TECHNOLOGIES INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43065	81-3181024
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 New Montgomery Street, Suite 1500
San Francisco, CA	94105
(Address of Principal Executive Offices)	(Zip Code)

(415) 915-0665

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	LIFE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Exchange Agreements

On January 28, 2026, in connection with its initial public offering (the “IPO”), Ethos Technologies Inc. (the “Company”) entered into exchange agreements (the “Exchange Agreements”) with Peter Colis and Lingke Wang, (each a “Co-Founder,” and together, the “Co-Founders”) who are both current executive officers and directors of the Company, and their respective affiliates, and entities affiliated with Accel and Sequoia Capital, the Company’s two largest stockholders. The Exchange Agreements provide for the exchange of shares of Class A common stock for shares of Class B common stock, effective immediately prior to the sale of the shares of the Company’s Class A common stock at the closing of the IPO. The Exchange Agreements are attached hereto as Exhibits 10.1 and 10.2 and are incorporated herein by reference.

Equity Exchange Right Agreements

On January 28, 2026, in connection with the IPO, the Company entered into equity exchange right agreements (each an “Equity Exchange Right Agreement”) with each of the Co-Founders. Each Equity Exchange Right Agreement requires the Company to exchange any shares of Class A common stock received upon the vesting and settlement of restricted stock units related to shares of Class A common stock or upon the exercise of stock options to purchase shares of Class A common stock for an equivalent number of shares of Class B common stock, upon the election of each Co-Founder. The equity exchange right applies to equity awards granted to the Co-Founders prior to the IPO. The Equity Exchange Rights Agreements are attached hereto as Exhibits 10.3 and 10.4 and are incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Amendment and Restatement of Certificate of Incorporation

On January 30, 2026, the Company filed an amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the closing of the IPO. The Company’s board of directors (the “Board”) and the Company’s stockholders previously approved the Restated Certificate to be effective upon the closing of the IPO. The Restated Certificate is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Amendment and Restatement of Bylaws

On January 30, 2026, the Company’s amended and restated bylaws (the “Restated Bylaws”) became effective in connection with the closing of the IPO. The Board and the Company’s stockholders previously approved the Restated Bylaws to be effective immediately prior to the closing of the IPO. The Restated Bylaws are attached hereto as Exhibit 3.2 and are incorporated herein by reference.

Please see the description of the Restated Certificate and the Restated Bylaws in the section titled “Description of Capital Stock” in the final prospectus filed by the Company with the Securities and Exchange Commission on January 29, 2026, pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Company’s Registration Statement on Form S-1, as amended (File No. 333-290534).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation of Ethos Technologies Inc.

3.2(1)	Amended and Restated Bylaws of Ethos Technologies Inc.

10.1	Exchange Agreement among Ethos Technologies Inc., Peter Colis, Lingke Wang, and certain other affiliated parties, dated January 28, 2026.*

10.2	Exchange Agreement among Ethos Technologies Inc., entities affiliated with Sequioa Capital and entities affiliated with Accel, dated January 28, 2026.*

10.3	Equity Exchange Right Agreement between Ethos Technologies Inc. and Peter Colis, dated January 28, 2026*

10.4	Equity Exchange Right Agreement between Ethos Technologies Inc. and Lingke Wang, dated January 28, 2026*.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

(1)

Previously filed as Exhibit 3.4 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-290534), filed with the Securities and Exchange Commission on January 20, 2026, and incorporated herein by reference.

*	Certain portions of this exhibit (indicated by asterisks) have been omitted because they are both not material and are the type that the Registrant treats as private or confidential.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ethos Technologies Inc.

Dated: February 2, 2026

	By:	/s/ Peter Colis
Peter Colis
Chief Executive Officer